SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 10, 2005



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On February 10, 2005, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending December 31, 2004. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.


99.1 Press Release dated February 10, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  February 10, 2005


                                         /s/RONALD J. CASCIANO
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated Febuary 10, 2005.

CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com

            PAR TECHNOLOGY CORPORATION REPORTS RECORD FOURTH QUARTER
                              AND YEAR END RESULTS

              -QUARTERLY REVENUES GROW 25% to RECORD $51.4 MILLION

       -DILUTED FOURTH QUARTER EPS of $0.20 vs. $0.12; AN INCREASE OF 67%
                -2004 RECORD REVENUES GROW 25% to $174.9 MILLION
                        -EPS INCREASES 126% FOR THE YEAR
         --------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

(New Hartford, NY- February 10, 2005) PAR Technology Corporation (NYSE: PTC), a leader in providing integrated hardware, software and service solutions to the hospitality industry, and provider of Government I/T solutions and services, today reported financial results for the fourth quarter and year ended December 31, 2004.

For the fourth quarter ended December 31, 2004, PAR Technology Corporation reported net revenues of $51.4 million compared to $41.2 million in the fourth quarter 2003, an increase of 25%. Net income rose 72% to $1.9 million versus the $1.1 million earned in the fourth quarter one year ago. The Company reported diluted net income per share of $0.20 for this past quarter, compared to the $0.12 reported for the same period a year earlier, growing 67%.

For the year ended December 31, 2004, PAR Technology Corporation reported net revenues of $174.9 million, a 25% increase from the $139.8 million reported one year ago. The Company also reported net income of $5.6 million in 2004 versus $2.4 million last year, an increase of 132%. Diluted net income per share in 2004 was reported at $0.61, an increase of 126% compared to diluted net income per share of $0.27 reported for the year 2003.

"Our strategic initiatives aimed at accelerating growth across our business segments and improving the fundamentals in our hospitality business specifically, led the way toward achieving our record results," commented Dr. John W. Sammon, PAR's Chairman & CEO. "During 2004 we increased product sales in our hospitality business by nearly 29%, and service revenues grew a comparable 25%. Our government contract revenues rose 20% with both our IT Outsourcing and applied technology sectors contributing equally to our ongoing success. This segment of our business will remain strong as we exited the year with a $112 million dollar backlog."

Sammon continued, "This past quarter PAR completed the acquisition of Springer-Miller Systems. This acquisition strengthens our software capabilities and enables us to develop the next generation of hospitality management systems for the hotel/resort market space. In summary, we are pleased with our financial performance and business achievements of 2004. We have created strong momentum in product development, marketing efforts and margin improvement initiatives as we look ahead to 2005. It is the employees of PAR who continue to build value for the Company's shareholders and strive to make our goals a reality."

This release contains forward-looking statements concerning the Company's strategic plans, market opportunities, cash flows, liquidity, and future growth. These forward looking statements are neither promises nor guarantees but are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward looking statements, including without limitation, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market and the hospitality technology marketplace specifically, risks of intellectual property rights and litigation, risks associated with foreign sales and high customer concentration and other risks detailed in the Company's filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these statements, which are current only as of the date of this release. The Company disclaims any obligation to update or supplement these statements as a result of changing circumstances or otherwise.

PAR Technology Corporation is a leading provider of professional services and enterprise business intelligence software and hardware to the hospitality industry. PAR develops, markets and supports hardware and software products that improve the ability of hospitality business professionals to make timely, fact-based business decisions. The Company is a premier provider of I/T management solutions to hotel and restaurant companies, with over 40,000 installations worldwide in 100 countries. PAR has also been a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information please visit the Company's website at www.partech.com.

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       (in thousands except share amounts)
                                   (unaudited)

                                                        December 31,
                                                 ----------------------
                                                     2004        2003
Assets                                           ---------    ---------
Current assets:
     Cash ....................................   $   8,696    $   1,467
     Accounts receivable-net .................      32,702       31,876
     Inventories .............................      27,047       31,894
     Deferred income taxes ...................       6,634        6,486
     Other current assets ....................       2,617        2,472
                                                 ---------    ---------
         Total current assets ................      77,696       74,195
Property, plant and equipment - net ..........       8,123        7,240
Deferred income taxes ........................        --          2,857
Goodwill .....................................      15,379          598
Intangible assets, net .......................       9,235        1,772
Other assets .................................       1,319          485
                                                 ---------    ---------
                                                 $ 111,752    $  87,147
                                                 =========    =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt .......   $      90    $      89
     Borrowings under lines of credit ........      10,246        6,989
     Accounts payable ........................       9,486        8,301
     Accrued salaries and benefits ...........       8,072        5,461
     Accrued expenses ........................       2,998        2,471
     Customer deposits .......................       4,861         --
     Deferred service revenue ................       9,083        5,947
     Net liabilities of discontinued operation         323          558
                                                 ---------    ---------
         Total current liabilities ...........      45,159       29,816
                                                 ---------    ---------
Long-term debt ...............................       2,005        2,092
                                                 ---------    ---------
Deferred income taxes ........................         194         --
                                                 ---------    ---------
Other long-term liabilities ..................         820         --
                                                 ---------    ---------
Commitments and contingent liabilities
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized ...........        --           --
     Common stock, $.02 par value,
       19,000,000 shares authorized;
       10,139,132 and 9,966,062 shares issued;
       8,935,456 and 8,555,375 outstanding ...         203          199
     Capital in excess of par value ..........      31,560       29,761
     Retained earnings .......................      38,010       32,375
     Accumulated other comprehensive loss ....        (181)         (43)
       Treasury stock, at cost, 1,203,676
       and 1,410,687 shares ..................      (6,018)      (7,053)
                                                 ---------    ---------
         Total shareholders' equity ..........      63,574       55,239
                                                 ---------    ---------
                                                 $ 111,752    $  87,147
                                                 =========    =========

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                     (in thousands except per share amounts)
                                   (unaudited)


                                            For the three months     For the year ended
                                             ended December 31,           December 31,
                                           ---------------------    ----------------------
                                             2004         2003         2004         2003
                                           --------    ---------    ---------    ---------
Net revenues:
     Product ...........................   $ 23,291    $  19,276    $  77,503    $  60,223
     Service ...........................     14,976       10,658       47,466       37,865
     Contract ..........................     13,159       11,277       49,915       41,682
                                           --------    ---------    ---------    ---------
                                             51,426       41,211      174,884      139,770
                                           --------    ---------    ---------    ---------
Costs of sales:
     Product ...........................     14,874       12,215       51,287       39,024
     Service ...........................     11,690        9,351       39,769       32,140
     Contract ..........................     12,437       10,557       46,682       39,613
                                           --------    ---------    ---------    ---------
                                             39,001       32,123      137,738      110,777
                                           --------    ---------    ---------    ---------
           Gross margin ................     12,425        9,088       37,146       28,993
                                           --------    ---------    ---------    ---------
Operating expenses:
     Selling, general and administrative      6,963        5,527       22,106       19,340
     Research and development ..........      2,356        1,471        6,270        5,310
     Amortization of identifiable
       intangible assets ...............        245         --            245         --
                                           --------    ---------    ---------    ---------
                                              9,564        6,998       28,621       24,650
                                           --------    ---------    ---------    ---------
Operating income .......................      2,861        2,090        8,525        4,343
Other income, net ......................        547          133        1,134          582
Interest expense .......................       (149)        (128)        (295)        (540)
                                           --------    ---------    ---------    ---------
Income from continuing operations
  before provision for income taxes ....      3,259        2,095        9,364        4,385
Provision for income taxes .............     (1,405)        (768)      (3,729)      (1,593)
                                           --------    ---------    ---------    ---------
Income from continuing operations ......      1,854        1,327        5,635        2,792
                                           --------    ---------    ---------    ---------
Discontinued operations:
     Loss from operations of
        discontinued component .........       --           (390)        --           (570)
     Income tax benefit ................       --            142         --            207
                                           --------    ---------    ---------    ---------
     Loss on discontinued operations ...       --           (248)        --           (363)
                                           --------    ---------    ---------    ---------
Net income .............................   $  1,854    $   1,079    $   5,635    $   2,429
                                           ========    =========    =========    =========


                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Continued)
                     (in thousands except per share amounts)
                                   (unaudited)




                                       For the three months  For the year ended
                                         ended December 31,      December 31,
                                         -----------------   ------------------
                                           2004      2003      2004       2003
                                         --------  -------   --------   -------
Earnings per share:
Basic:
     Income from continuing operations   $   0.21  $  0.16   $   0.65   $ 0.33
     Loss from discontinued operations   $    --   $ (0.03)  $    --    $(0.04)
           Net income ................   $   0.21  $  0.13   $   0.65   $ 0.29
Diluted:
     Income from continuing operations   $   0.20  $  0.15   $   0.61   $ 0.32
     Loss from discontinued operations   $    --   $ (0.03)  $    --    $(0.04)
           Net income ................   $   0.20  $  0.12   $   0.61   $ 0.27
Weighted average shares outstanding
     Basic ...........................      8,909    8,509      8,696    8,438
                                         ========  =======   ========   ======
     Diluted .........................      9,454    8,990      9,230    8,861
                                         ========  =======   ========   ======